UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Section 240.14a-12


              AllianceBernstein Variable Product Series Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

      5)    Total fee paid:

--------------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

--------------------------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

      3)    Filing Party:

--------------------------------------------------------------------------------

      4)    Date Filed:

--------------------------------------------------------------------------------

      [LOGO]
ALLIANCEBERNSTEIN

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


                          1345 Avenue of the Americas

                           New York, New York 10105
                           Toll Free (800) 221-5672

September 15, 2010

Dear Stockholders:


The Board of Directors (the "Directors") of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") and the series thereof (each a "Portfolio" and, collectively, the "Portfolios") is pleased to invite you to the Annual Meeting of Stockholders (the "Meeting") to be held on November 5, 2010. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement present two proposals to be considered at the Meeting.


At the Meeting, stockholders of the Portfolios will be asked to elect Directors for the Fund. The stockholders of the Portfolios are also being asked to approve a proposal, as explained in the attached Proxy Statement, to amend a fundamental investment policy regarding commodities. We believe that this amendment will benefit each Portfolio and its stockholders.

The Directors have concluded that the proposals are in the best interests of each Portfolio and unanimously recommend that you vote "FOR" the proposals that apply to the Portfolio or Portfolios in which you hold shares.

We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to vote by proxy. Broadridge Financial Solutions, Inc. ("Broadridge"), a proxy solicitation firm, has been selected to assist stockholders in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from Broadridge reminding you to authorize the proxy holders to cast your vote. No matter how many shares you own, your vote is important.

                              Sincerely,

                              Robert M. Keith
                              President

New York, New York

                             Questions and Answers
      AllianceBernstein Variable Products Series Fund, Inc. (the "Fund")

                                     Proxy

Q. WHY DID YOU SEND ME THIS BOOKLET?

A. This booklet contains the Notice of Annual Meeting of Stockholders (the "Notice") and Proxy Statement that provides you with information you should review before voting on the proposals that will be presented at the Annual Meeting of Stockholders (the "Meeting") for the Portfolios of the Fund listed in the accompanying Notice (each a "Portfolio" and, collectively, the "Portfolios").

   Shares of the Portfolios are not sold directly to individuals. The Portfolios only offer their shares through the separate accounts of life insurance companies ("Insurers"). As a contractholder, you hold a contract with an Insurer that offers one or more of the Portfolios as an investment option. The Insurers are the stockholders of record. However, because you, the contractholder, are the true beneficial owner of the investment, Insurers will generally pass their voting rights onto you and will vote the shares of each Portfolio that you hold through your insurance contracts in accordance with any instructions you provide. As a contractholder, you have the right to vote for the election of the Directors of the Fund and on one proposal concerning your investment in a Portfolio.

   References to "you" or "stockholders" throughout the proxy materials shall include stockholders of record (i.e., the Insurers) and contractholders.

Q. WHO IS ASKING FOR MY VOTE?

A. The Board of Directors of the Fund (the "Board") is asking you to vote at the Meeting. All stockholders will be asked to vote on both proposals. Those proposals are as follows:

  .  Election of Directors for the Fund and

  . Amendment of the Portfolios' fundamental investment policies regarding commodities.

Q. HOW DOES THE BOARD RECOMMEND I VOTE?

A. The Board recommends that you vote "FOR" each of the nominees and FOR the proposal.

Q. WHO IS ELIGIBLE TO VOTE?

A. Stockholders of record at the close of business on September 9, 2010 (the "Record Date") are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. If you were a contractholder of an insurance contract that held shares in a Portfolio on the Record Date, you have the right to vote even if you no longer invest in the Portfolio.

Q. WHAT ROLE DOES THE BOARD PLAY?

A. The business and affairs of each Portfolio are managed under the direction of the Board. Each of the Directors has an obligation to act in what he or she believes to be the best interests of a Portfolio, including approving and recommending the proposals in the Proxy Statement. The background of each nominee for Director is described in the Proxy Statement.

Q. WHY IS THE BOARD PROPOSING TO AMEND THE PORTFOLIOS' FUNDAMENTAL INVESTMENT POLICIES REGARDING COMMODITIES?


A. Certain policies are required by the federal law applicable to mutual funds to be fundamental, meaning they cannot be changed without a stockholder vote. We are proposing to amend the Portfolios' fundamental policies regarding commodities and adopt a more flexible policy that will reference applicable law. The proposed amendment is intended to clarify that the Portfolios may continue to engage in current investment practices as approved by the Directors, regardless of changes in applicable law, including changes as a result of the recent financial reform legislation. The revised policy will not change the way the Portfolios are managed.


Q. HOW CAN I VOTE MY SHARES?


A. Please follow the voting instructions included on the enclosed Proxy Card.


Q. WHAT IF I WANT TO REVOKE MY PROXY?


A. You can revoke your proxy at any time prior to exercising the proxy (i) by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, (ii) by authorizing a later-dated proxy (either by signing and submitting another proxy card or by calling
   (866) 451-3783) or (iii) by personally voting at the Meeting.


Q. WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?


A. Please call (866) 451-3783 if you have questions.

      [LOGO]
ALLIANCEBERNSTEIN

             AllianceBernstein Variable Products Series Fund, Inc.


                     AllianceBernstein VPS Balanced Wealth
                       Strategy Portfolio
                     AllianceBernstein VPS Global Thematic
                       Growth Portfolio
                     AllianceBernstein VPS Growth Portfolio
                     AllianceBernstein VPS Growth and
                       Income Portfolio
                     AllianceBernstein VPS Intermediate
                       Bond Portfolio
                     AllianceBernstein VPS International
                       Growth Portfolio
                     AllianceBernstein VPS International
                       Value Portfolio
                     AllianceBernstein VPS Large Cap
                       Growth Portfolio
                     AllianceBernstein VPS Money Market
                       Portfolio
                     AllianceBernstein VPS Real Estate
                       Investment Portfolio
                     AllianceBernstein VPS Small Cap
                       Growth Portfolio
                     AllianceBernstein VPS Small/Mid Cap
                       Value Portfolio
                     AllianceBernstein VPS Value Portfolio



                          1345 Avenue of the Americas

                           New York, New York 10105
                           Toll Free (800) 221-5672

    Notice of Annual Meeting of Stockholders Scheduled for November 5, 2010

To the Stockholders of the series of AllianceBernstein Variable Products Series Fund, Inc. (the "Fund"):

Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of the series of the Fund (each, a "Portfolio", and, collectively, the "Portfolios") will be held at the office of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010, at 3:00 p.m., Eastern Time, to consider and vote on the following Proposals, each of which is more fully described in the accompanying Proxy Statement dated September 15, 2010:

    1. The election of Directors of the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies;

    2. Amendment of the Portfolios' fundamental investment policies regarding commodities; and

    3. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Any stockholder of record of a Portfolio at the close of business on September 9, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                              By Order of the Board of Directors,


                              Emilie D. Wrapp

                              Secretary

New York, New York
September 15, 2010

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT


Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. You may also, by telephone or through the Internet, authorize proxies to cast your votes. To do so, please follow the instructions on the enclosed Proxy Card. Your vote is very important no matter how many shares you own. Please mark and mail your proxy promptly in order to save any additional cost of further proxy solicitation and in order for the Meeting to be held as scheduled.


--------------------------------------------------------------------------------

AllianceBernstein (R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

TABLE OF CONTENTS


                                                                 PAGE
---------------------------------------------------------------- ----

Introduction....................................................   1

Proposal One: Election of Directors.............................   2

Proposal Two: Changes to the Fundamental Investment Policies
Regarding Commodities...........................................  11

Independent Registered Public Accounting Firm...................  12

Proxy Voting and Stockholder Meetings...........................  15

Other Information...............................................  17

Officers of the Fund............................................  17

Information as to the Fund's Investment Adviser and Distributor.  17

Other Matters...................................................  17

Stock Ownership.................................................  18

Submission of Proposals for Next Meeting of Stockholders........  18

Reports to Stockholders.........................................  18

Appendix A: Outstanding Voting Shares........................... A-1

Appendix B: Additional Information Regarding Directors.......... B-1

Appendix C: Stock Ownership..................................... C-1

                                PROXY STATEMENT

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


                     AllianceBernstein VPS Balanced Wealth
                       Strategy Portfolio
                     AllianceBernstein VPS Global Thematic
                       Growth Portfolio
                     AllianceBernstein VPS Growth Portfolio
                     AllianceBernstein VPS Growth and
                       Income Portfolio
                     AllianceBernstein VPS Intermediate
                       Bond Portfolio
                     AllianceBernstein VPS International
                       Growth Portfolio
                     AllianceBernstein VPS International
                       Value Portfolio
                     AllianceBernstein VPS Large Cap
                       Growth Portfolio
                     AllianceBernstein VPS Money Market
                       Portfolio
                     AllianceBernstein VPS Real Estate
                       Investment Portfolio
                     AllianceBernstein VPS Small Cap
                       Growth Portfolio
                     AllianceBernstein VPS Small/Mid Cap
                       Value Portfolio
                     AllianceBernstein VPS Value Portfolio


--------------------------------------------------------------------------------

                          1345 Avenue of the Americas
                           New York, New York 10105

                               -----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                               November 5, 2010

                               -----------------

                                 Introduction

This is a Proxy Statement for the portfolios of the AllianceBernstein Variable Products Series Fund, Inc. (the "Fund") listed above (each a "Portfolio" and, collectively, the "Portfolios"). The Fund's Board of Directors (the "Board") is soliciting proxies for an Annual Meeting of Stockholders of each Portfolio (the "Meeting") to consider and vote on proposals that are being recommended by the Board.

The Board is sending you this Proxy Statement to ask for your vote on two proposals affecting your Portfolio. The Fund will hold the Meeting at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on November 5, 2010 at 3:00 p.m., Eastern Time. The solicitation will be made primarily by mail and may also be made by telephone or through the Internet. AllianceBernstein L.P. is the investment adviser to the Portfolios (the "Adviser"). The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card are being mailed to stockholders on or about September 15, 2010.

Any stockholder who owned shares of a Portfolio at the close of business on September 9, 2010 (the "Record Date") is entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Each share is entitled to one vote.

Shares of the Portfolios are not sold directly to individuals. The Portfolios only offer their shares through the separate accounts of life insurance companies ("Insurers").

                                                                          1

Contractholders select a Portfolio as an investment option through an insurance contract with the Insurer. The Insurer that uses a Portfolio as a funding vehicle, is in most cases, the legal stockholder of the Portfolio and, as such, has voting and investment power with respect to the shares. However, the Insurer generally will pass through any voting rights to contractholders and will vote the shares of each Portfolio in the manner directed by a contractholder. With respect to shares for which a contractholder fails to provide voting instructions, or shares that the Insurer holds for its own benefit (i.e., rather than on behalf of a contractholder), the Insurers will vote such shares in the same proportion as the shares for which voting instructions were received from contractholders. For proxies received with no voting instructions on how to vote, the Insurer will vote those shares FOR the proposals.

Important Notice Regarding Availability of Proxy Materials for the Stockholders' Meeting to be Held on Friday, November 5, 2010. This Proxy Statement is available on the Internet at www.alliancebernstein.com/abfundsproxy.

We have divided the Proxy Statement into five main parts:


Part I    --  Overview of the Board's Proposals.
Part II   --  Discussion of each Proposal and an explanation of why we are requesting that you approve each Proposal.
Part III  --  Information about the Portfolios' independent registered public accounting firm.
Part IV   --  Additional information on proxy voting and stockholder meetings.
Part V    --  Other information about the Fund and the Portfolios.


Part I--Overview of Proposals


As a stockholder of one or more of the Portfolios, you are being asked to consider and vote on the following two Proposals. Each Proposal applies to all of the Portfolios and is as follows:


1. To approve the election of the Directors.

2. To approve the amendment of the Portfolios' fundamental investment policies regarding commodities.

Part II--Discussion of Each Proposal

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS


At the Meeting, stockholders will vote on the election of Directors of the Fund. Each Director elected at the Meeting will serve for a term of an indefinite duration and until his or her successor is duly elected and qualifies. The following individuals have been nominated for election as a Director. It is the intention of the persons named as proxies in the accompanying Proxy Card to vote in favor of the nominees named below for election as Director of the Fund.


                              Mr. John H. Dobkin
                             Mr. Michael J. Downey

2

                           Mr. William H. Foulk, Jr.
                               Mr. D. James Guzy
                             Ms. Nancy P. Jacklin
                              Mr. Robert M. Keith
                              Mr. Garry L. Moody
                          Mr. Marshall C. Turner, Jr.
                              Mr. Earl D. Weiner

Each nominee has consented to serve as a Director. The Board knows of no reason why any of the nominees would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board may recommend.

Certain information concerning the nominees for Directors is set forth below.


                                                                                NUMBER OF         OTHER PUBLIC
                                                                                PORTFOLIOS IN     COMPANY
                                                                                ALLIANCEBERNSTEIN DIRECTORSHIPS
                                                                                FUND COMPLEX      HELD BY
NAME, ADDRESS*                YEARS OF  PRINCIPAL OCCUPATION(S) DURING          OVERSEEN BY       DIRECTOR IN THE
AND AGE                       SERVICE** PAST 5 YEARS OR LONGER                  DIRECTOR          PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS
Chairman of the Board
William H. Foulk, Jr., #, ##  20        Investment Adviser and an               95                None
78                                      Independent Consultant since prior to
                                        2005. Previously, he was Senior
                                        Manager of Barrett Associates, Inc., a
                                        registered investment adviser. He was
                                        formerly Deputy Comptroller and
                                        Chief Investment Officer of the State
                                        of New York and, prior thereto, Chief
                                        Investment Officer of the New York
                                        Bank for Savings. He has served as a
                                        director or trustee of various
                                        AllianceBernstein Funds since 1983
                                        and has been Chairman of the
                                        AllianceBernstein Funds and of the
                                        Independent Directors Committee of
                                        such Funds since 2003.

John H. Dobkin, #             18        Independent Consultant since prior      93                None
68                                      to 2005. Formerly, President of
                                        Save Venice, Inc. (preservation
                                        organization) from 2001-2002;
                                        Senior Advisor from June 1999-
                                        June 2000 and President of Historic
                                        Hudson Valley (historic
                                        preservation) from December 1989
                                        - May 1999. Previously, Director of
                                        the National Academy of Design.
                                        He has served as a director or
                                        trustee of various AllianceBernstein
                                        Funds since 1992.



                                                                          3

                                                                       NUMBER OF         OTHER PUBLIC
                                                                       PORTFOLIOS IN     COMPANY
                                                                       ALLIANCEBERNSTEIN DIRECTORSHIPS
                                                                       FUND COMPLEX      HELD BY
NAME, ADDRESS*        YEARS OF  PRINCIPAL OCCUPATION(S) DURING         OVERSEEN BY       DIRECTOR IN THE
AND AGE               SERVICE** PAST 5 YEARS OR LONGER                 DIRECTOR          PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
Michael J. Downey, #  5         Private Investor since prior to 2005.  93                Asia Pacific
66                              Formerly, managing partner of                            Fund, Inc., and
                                Lexington Capital, LLC (investment                       The Merger
                                advisory firm) from December 1997                        Fund since prior
                                until December 2003. From 1987                           to 2005, and
                                until 1993, Chairman and CEO of                          Prospect
                                Prudential Mutual Fund                                   Acquisition
                                Management, director of the                              Corp. (financial
                                Prudential Mutual Funds, and                             services) since
                                member of the Executive                                  2007 until 2009
                                Committee of Prudential Securities
                                Inc. He has served as a director or
                                trustee of the AllianceBernstein
                                Funds since 2005.

D. James Guzy, #      5         Chairman of the Board of PLX           93                Cirrus Logic
74                              Technology (semi-conductors) and                         Corporation
                                of SRC Computers Inc., with which                        (semi-
                                he has been associated since prior                       conductors) and
                                to 2005. He was a Director of Intel                      PLX Technology,
                                Corporation (semi-conductors) from                       Inc. (semi-
                                1969 until 2008, and served as                           conductors)
                                Chairman of the Finance                                  since prior to
                                Committee of such company for                            2005 and Intel
                                several years until May 2008. He                         Corporation
                                has served as a director of one or                       (semi-
                                more of the AllianceBernstein                            conductors)
                                Funds since 1982.                                        since prior to
                                                                                         2005 until 2008

Nancy P. Jacklin, #   4         Professorial Lecturer at the Johns     93                None
62                              Hopkins School of Advanced
                                International Studies since 2008.
                                Formerly, U.S. Executive Director of
                                the International Monetary Fund
                                (December 2002-May 2006);
                                Partner, Clifford Chance (1992-
                                2002); Sector Counsel, International
                                Banking and Finance, and Associate
                                General Counsel, Citigroup (1985-
                                1992); Assistant General Counsel
                                (International), Federal Reserve
                                Board of Governors (1982-1985);
                                and Attorney Advisor, U.S.
                                Department of the Treasury (1973-
                                1982). Member of the Bar of the
                                District of Columbia and of New
                                York; and member of the Council on
                                Foreign Relations. She has served as
                                a director or trustee of the
                                AllianceBernstein Funds since 2006.


4

                                                                             NUMBER OF         OTHER PUBLIC
                                                                             PORTFOLIOS IN     COMPANY
                                                                             ALLIANCEBERNSTEIN DIRECTORSHIPS
                                                                             FUND COMPLEX      HELD BY
NAME, ADDRESS*              YEARS OF  PRINCIPAL OCCUPATION(S) DURING         OVERSEEN BY       DIRECTOR IN THE
AND AGE                     SERVICE** PAST 5 YEARS OR LONGER                 DIRECTOR          PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------
Garry L. Moody, #           2         Independent Consultant. Formerly,      91                None
58                                    Partner, Deloitte & Touche LLP
                                      (1995-2008) where he held a
                                      number of senior positions,
                                      including Vice-Chairman, and U.S.
                                      and Global Investment
                                      Management Practice Managing
                                      Partner; President, Fidelity
                                      Accounting and Custody Services
                                      Company (1993-1995); and
                                      Partner, Ernst & Young LLP (1975-
                                      1993), where he served as the
                                      National Director of Mutual Fund
                                      Tax Services. He has served as a
                                      director or trustee, and as
                                      Chairman of the Audit Committee,
                                      of most of the AllianceBernstein
                                      Funds since 2008.

Marshall C. Turner, Jr., #  5         Private Investor since prior to 2005.  93                Xilinx, Inc.
68                                    Interim CEO of MEMC Electronic                           (programmable
                                      Materials, Inc. (semi-conductor and                      logic semi-
                                      solar cell substrates) from                              conductors) and
                                      November 2008 until March 2009.                          MEMC
                                      He was Chairman and CEO of                               Electronic
                                      Dupont Photomasks, Inc.                                  Materials, Inc.
                                      (components of semi-conductor                            (semi-conductor
                                      manufacturing), 2003-2005, and                           and solar cell
                                      President and CEO, 2005-2006,                            substrates) since
                                      after the company was acquired                           prior to 2005
                                      and renamed Toppan Photomasks,
                                      Inc. He has served as a director or
                                      trustee of one or more of the
                                      AllianceBernstein Funds since
                                      1992.

Earl D. Weiner, #           3         Of Counsel, and Partner prior to       93                None
71                                    January 2007, of the law firm
                                      Sullivan & Cromwell LLP and
                                      member of ABA Federal Regulation
                                      of Securities Committee Task Force
                                      to draft editions of the Fund
                                      Director's Guidebook. He has
                                      served as a director or trustee of
                                      the AllianceBernstein Funds since
                                      2007 and is Chairman of the
                                      Governance and Nominating
                                      Committees of most of the Funds.



                                                                          5

                                                                      NUMBER OF         OTHER PUBLIC
                                                                      PORTFOLIOS IN     COMPANY
                                                                      ALLIANCEBERNSTEIN DIRECTORSHIPS
                                                                      FUND COMPLEX      HELD BY
NAME, ADDRESS*        YEARS OF  PRINCIPAL OCCUPATION(S) DURING        OVERSEEN BY       DIRECTOR IN THE
AND AGE               SERVICE** PAST 5 YEARS OR LONGER                DIRECTOR          PAST 5 YEARS
--------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTOR
Robert M. Keith,+,++  None      Senior Vice President of              6                 None
1345 Avenue of the              AllianceBernstein L.P. (the
Americas                        "Adviser")*** and head of
New York, NY 10105              AllianceBernstein Investments Inc.
50                              ("ABI")*** since July 2008;
                                Director of ABI and President of the
                                AllianceBernstein Mutual Funds.
                                Previously, he served as Executive
                                Managing Director of ABI from
                                December 2006 to June 2008. Prior
                                to joining ABI in 2006, Executive
                                Managing Director of Bernstein
                                Global Wealth Management, and
                                prior thereto, Senior Managing
                                Director and Global Head of Client
                                Service and Sales of the Adviser's
                                institutional investment
                                management business since 2004.
                                Prior thereto, Managing Director
                                and Head of North American Client
                                Service and Sales in the Adviser's
                                institutional investment
                                management business, with which
                                he has been associated since prior
                                to 2004.

---------------------

* The address for each of the Fund's Independent Directors is c/o
  AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**"Years of Service" refers to the total number of years served as a Director.

***The Adviser and ABI are affiliates of each Portfolio.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of the Fund.

##Member of the Fair Value Pricing Committee.

+ Mr. Keith will become a Director of the Fund if elected at the Meeting.

++Mr. Keith is an "interested person," as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Fund due to his position as a Senior Vice President of the Adviser.


The business and affairs of the Fund are managed under the direction of the Fund's Board. Directors who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent

6

Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a director of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S.

                                                                          7




Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice-Chairman and U.S. and Global Investment
Management Practice Partner for a major accounting firm, is a member of the governing council of an organization of independent directors of mutual funds, and has served as Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director
(including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on any such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.


Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws.
The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The
Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent
Directors, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent
Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent

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
8

judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.

As of September 2, 2010, to the knowledge of management, the Directors and officers of the Fund, both individually and as a group, owned less than 1% of the shares of the Fund and each respective Portfolio. Additional information related to the equity ownership of the Directors and the compensation they received from the Fund is presented in Appendix B. During the Fund's most recently completed fiscal year, the Directors as a group did not engage in the purchase or sale of more than 1% of any class of securities of the Adviser or of any of its parents or subsidiaries.


During the Fund's fiscal year ended in 2009, the Board met eight times. Each Director attended at least 75% of the total number of meetings of the Board held during the fiscal year and, if a member, at least 75% of the total number of meetings of the


                                                                          9

committees held during the period for which he or she served. The Fund does not have a policy that requires a Director to attend annual meetings of stockholders but the Fund encourages such attendance.


The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Fund's committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year. The Governance and Nominating Committee met four times during the Fund's most recently completed fiscal year.

The Board has adopted a charter for its Governance and Nominating Committee, which is available at www.alliancebernstein.com (click on AllianceBernstein Mutual Fund Investors then US then Investment Products/Mutual Funds). Pursuant to the charter of the Governance and Nominating Committee, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to the overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Fund's current Board members, officers, investment adviser, stockholders and other appropriate sources.


The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have beneficially owned at least 5% of a Portfolio's outstanding common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of stockholders or, if an annual meeting was not held in the previous year, all required information must be received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as an Independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

10

The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by a Portfolio made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Portfolio's net asset value by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Investment Advisory, Distribution Services and Transfer Agency Agreements. The Independent Directors Committee met eight times during the Fund's most recently completed fiscal year.


The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

The Board unanimously recommends that the stockholders vote FOR each of the nominees to serve as a Director of the Fund. The election of a nominee as Director requires the affirmative vote of a plurality of the votes cast.


                                 PROPOSAL TWO

     CHANGES TO THE FUNDAMENTAL INVESTMENT POLICIES REGARDING COMMODITIES

Section 8(b) of the 1940 Act requires a fund to disclose whether it has a policy to engage in certain activities. Under the 1940 Act, these policies are "fundamental" and may not be changed without a stockholder vote. The Board considered and approved the Adviser's recommendation for the modification of the fundamental commodities policies of the Portfolios.

The Portfolios' current fundamental commodities policies prohibit the purchase or sale of commodities regulated by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act ("CEA") except for futures contracts and options on futures contracts. The Portfolios' fundamental commodities policies reflected legal requirements in effect at the time the current policies were adopted. The derivates transactions regulated as commodities by the CFTC under the CEA were futures and options on futures and options on physical commodities. Swaps, including forward currency exchange contracts, were specifically excluded from regulation by the CFTC.

As part of its recent financial reform initiative, Congress recently enacted legislation that, among other things, amends the CEA to subject swaps, including forward currency exchange contracts, to CFTC regulation. As a result, the current commodities policies, which specifically refer to commodities regulated by the CFTC, could potentially limit the Portfolios' flexibility to engage in certain swaps and forward currency exchange contracts following regulations implementing the legislation. In order

                                                                          11

to clarify that the Portfolios may continue to engage in the same derivatives transactions that they are permitted to engage in today, regardless of whether a governmental agency may regulate these instruments in the future, the Adviser recommended, and the Directors approved, the following fundamental policy for each Portfolio:

   The Portfolio may purchase or sell commodities or options thereon to the extent permitted by applicable law.

The proposed fundamental policy would make it clear that the Portfolios may continue to engage in swaps, forward currency exchange contracts, as well as futures, options on futures, and any other commodity or commodities contracts. The Portfolios' investments in commodities will be reflected in investment policies approved by the Directors and disclosed in the Portfolios' Prospectus and Statement of Additional Information. The Adviser will continue to manage the Portfolios under the policies previously approved by the Directors and the proposed amendments would not result in a change to a Portfolio's risk exposure. The amended policy would permit the Portfolios' investment policies to reflect changes in statutory and regulatory requirements without incurring the time and expense of obtaining stockholder approval to change the policies and avoid issues relating to any future changes in the regulation of commodities.


Approval of Proposal Two requires the affirmative vote of the holders of a "majority of the outstanding voting securities," of each Portfolio, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the voting securities of the Portfolio present or represented by proxy if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Portfolio ("1940 Act Majority Vote"). The Board, including the Independent Directors, of the Fund unanimously recommends that the stockholders of each Portfolio vote FOR Proposal Two.


Part III--Independent Registered Public Accounting Firm


Approval of Independent Registered Public Accounting Firm by the Board


The Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent registered public accounting firm. In addition, the Board approved the independent registered public accounting firm of the Portfolios as required by the 1940 Act on the date specified below. At meetings held on November 3-5, 2009, the Board approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, Ernst & Young LLP, independent registered public accounting firm, to audit the Portfolios' accounts for the fiscal year ending December 31, 2010.

Ernst & Young LLP has audited the accounts for the Portfolios' last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in any of the Portfolios. Representatives of Ernst & Young are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders.


12

Independent Registered Public Accounting Firm's Fees

The following table sets forth the aggregate fees billed by the independent registered public accounting firm for each Portfolio's last two fiscal years for professional services rendered for: (i) the audit of the Portfolio's annual financial statements included in the Fund's annual reports to stockholders;
(ii) assurance and related services that are reasonably related to the performance of the audit of the Portfolio's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Portfolio, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Portfolio during this period.


TABLE 1


                                                                             ALL FEES FOR
                                                                              NON-AUDIT
                                                                               SERVICES
                                                                   ALL OTHER   PROVIDED
                                                                   FEES FOR     TO THE
                                                                   SERVICES   PORTFOLIO,
                                                    AUDIT          PROVIDED  THE ADVISER
                                    FISCAL  AUDIT  RELATED  TAX       TO     AND SERVICE
NAME OF PORTFOLIO                    YEAR   FEES    FEES    FEES   PORTFOLIO  AFFILIATES
----------------------------------- ------ ------- ------- ------- --------- ------------

AllianceBernstein VPS                2008  $32,319 $ 1,697 $11,939    n/a      $870,098
Balanced Wealth Strategy Portfolio   2009  $31,457 $ 7,200 $ 9,841    n/a      $959,613
AllianceBernstein VPS                2008  $32,319 $ 1,697 $11,079    n/a      $850,465
Global Thematic Growth Portfolio     2009  $31,457 $    -- $ 9,841    n/a      $942,413
AllianceBernstein VPS                2008  $32,319 $ 1,697 $11,066    n/a      $850,452
Growth Portfolio                     2009  $31,457 $    -- $ 9,841    n/a      $942,413
AllianceBernstein VPS                2008  $32,319 $ 1,697 $12,236    n/a      $851,622
Growth and Income Portfolio          2009  $31,457 $    -- $ 9,841    n/a      $942,413
AllianceBernstein VPS                2008  $34,983 $ 3,566 $11,049    n/a      $852,304
Intermediate Bond Portfolio          2009  $34,985 $10,000 $ 9,671    n/a      $942,243
AllianceBernstein VPS                2008  $32,319 $ 5,697 $12,390    n/a      $861,744
International Growth Portfolio       2009  $31,457 $    -- $ 9,841    n/a      $942,413
AllianceBernstein VPS                2008  $32,319 $ 1,697 $12,810    n/a      $852,196
International Value Portfolio        2009  $31,457 $    -- $ 9,841    n/a      $942,413
AllianceBernstein VPS                2008  $32,319 $ 1,697 $12,029    n/a      $851,415
Large Cap Growth Portfolio           2009  $31,457 $    -- $ 9,841    n/a      $942,413
AllianceBernstein VPS                2008  $32,319 $ 1,697 $ 8,589    n/a      $847,975
Money Market Portfolio               2009  $31,457 $    -- $ 6,747    n/a      $939,319
AllianceBernstein VPS                2008  $32,319 $ 1,697 $11,048    n/a      $850,434
Real Estate Investment Portfolio     2009  $31,457 $    -- $ 9,841    n/a      $942,413
AllianceBernstein VPS                2008  $32,319 $ 1,697 $11,046    n/a      $850,432
Small Cap Growth Portfolio           2009  $31,457 $    -- $ 9,841    n/a      $942,413
AllianceBernstein VPS                2008  $32,319 $ 1,697 $11,977    n/a      $851,363
Small/Mid Cap Value Portfolio        2009  $31,457 $    -- $ 9,841    n/a      $942,413
AllianceBernstein VPS                2008  $32,319 $ 1,697 $11,960    n/a      $851,346
Value Portfolio                      2009  $31,457 $    -- $ 9,841    n/a      $942,413


                                                                          13

Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Portfolios by the Portfolios' independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Portfolios. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in Table 1 are for services pre-approved by the Audit Committee.

The amounts of the Fees for Non-Audit Services provided to the Portfolios, the Adviser and Service Affiliates in Table 1 for the Portfolios that were subject to pre-approval by the Audit Committee for 2008 and 2009 are presented below in Table 2 (includes conducting an annual internal control report pursuant to Statement on Accounting Standards No. 70). The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Portfolios' independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

TABLE 2


                                                   FEES FOR NON-AUDIT
                                                   SERVICES PROVIDED
                                                   TO THE PORTFOLIO,
                                                    THE ADVISER AND    PORTION
                                                   SERVICE AFFILIATES COMPRISED  PORTION
                                                       SUBJECT TO     OF AUDIT  COMPRISED
                                                    PRE-APPROVAL BY    RELATED   OF TAX
NAME OF PORTFOLIO                                   AUDIT COMMITTEE     FEES      FEES
--------------------------------------------- ---- ------------------ --------- ---------

AllianceBernstein VPS Balanced Wealth         2008      $167,786       $ 1,697   $11,939
Strategy Portfolio                            2009      $270,887       $ 7,200   $ 9,841
AllianceBernstein VPS Global Thematic         2008      $157,540       $ 1,697   $11,079
Growth Portfolio                              2009      $253,687       $     0   $ 9,841
AllianceBernstein VPS Growth Portfolio        2008      $157,527       $ 1,697   $11,066
                                              2009      $253,687       $     0   $ 9,841
AllianceBernstein VPS Growth and              2008      $158,697       $ 1,697   $12,236
Income Portfolio                              2009      $253,687       $     0   $ 9,841
AllianceBernstein VPS Intermediate            2008      $159,379       $ 3,566   $11,049
Bond Portfolio                                2009      $253,517       $10,000   $ 9,671
AllianceBernstein VPS International           2008      $165,835       $ 5,697   $12,390
Growth Portfolio                              2009      $253,687       $     0   $ 9,841
AllianceBernstein VPS International           2008      $159,271       $ 1,697   $12,810
Value Portfolio                               2009      $253,687       $     0   $ 9,841
AllianceBernstein VPS Large Cap               2008      $158,490       $ 1,697   $12,029
Growth Portfolio                              2009      $253,687       $     0   $ 9,841
AllianceBernstein VPS Money Market Portfolio  2008      $155,050       $ 1,697   $ 8,589
                                              2009      $250,593       $     0   $ 6,747
AllianceBernstein VPS Real Estate             2008      $157,509       $ 1,697   $11,048
Investment Portfolio                          2009      $253,687       $     0   $ 9,841


14

                                            FEES FOR NON-AUDIT
                                            SERVICES PROVIDED
                                            TO THE PORTFOLIO,
                                             THE ADVISER AND    PORTION
                                            SERVICE AFFILIATES COMPRISED  PORTION
                                                SUBJECT TO     OF AUDIT  COMPRISED
                                             PRE-APPROVAL BY    RELATED   OF TAX
NAME OF PORTFOLIO                            AUDIT COMMITTEE     FEES      FEES
-------------------------------------- ---- ------------------ --------- ---------
AllianceBernstein VPS Small Cap        2008      $157,507       $1,697    $11,046
Growth Portfolio                       2009      $253,687       $    0    $ 9,841
AllianceBernstein VPS Small/Mid Cap    2008      $158,438       $1,697    $11,977
Value Portfolio                        2009      $253,687       $    0    $ 9,841
AllianceBernstein VPS Value Portfolio  2008      $158,421       $1,697    $11,960
                                       2009      $253,687       $    0    $ 9,841


Part IV--Proxy Voting and Stockholder Meetings


All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked on the proxies, the votes will be cast (i) for the election of each of the nominees as a Director (Proposal One) and (ii) for the amendment of the Portfolios' fundamental investment policies regarding commodities, (Proposal Two). If no specification is made on a properly executed proxy, it will be voted for the matters specified on the Proxy Card.


Those stockholders who hold shares directly and not through a broker or nominee (that is, a stockholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as by telephoning toll free (866) 451-3783. Owners of shares held through a broker or nominee (who is a stockholder of record for those shares) should follow directions provided to the stockholder by the broker or nominee to submit voting instructions. Instructions to be followed by a stockholder of record to submit a proxy via telephone or through the Internet, including use of the Control Number on the stockholder's Proxy Card, are designed to verify stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholder instructions have been recorded properly. Stockholders who authorize proxies by telephone should not also return a Proxy Card. A stockholder of record may revoke the stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Portfolios at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or by telephone or through the Internet, as indicated above), or by personally attending and voting at the Meeting.

Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).


The approval of Proposal One requires the affirmative vote of a plurality of the votes cast. The approval of Proposal Two requires a 1940 Act Majority Vote. Abstentions


                                                                          15

and broker non-votes, if any, will be considered present for purposes of determining the existence of a quorum. Abstentions and broker non-votes, if any, not being votes cast, will have no effect on the outcome of Proposal One. With respect to Proposal Two, an abstention or broker non-vote, if any, will be considered present for purposes of determining the existence of a quorum but will have the effect of a vote against those proposals. If any matter other than the proposals properly comes before the Meeting, the shares represented by proxies will be voted on all such other proposals in the discretion of the person or persons voting the proxies. The Fund has not received notice of, and is not otherwise aware of, any other matter to be presented at the Meeting.

A quorum for the Meeting will consist of the presence in person or by proxy of the holders of record of one-third of the shares of the Fund outstanding and entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board on any Proposal described in the Proxy Statement are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. The Meeting may be adjourned with respect to fewer than all the Proposals in the Proxy Statement and a stockholder vote may be taken on any one or more of the Proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Board on a Proposal will be voted against adjournment as to that Proposal.


The Adviser has engaged Broadridge Financial Solutions, Inc., 60 Research Road, Hingham, MA 02043 to assist in soliciting proxies for the Meeting, including contacting stockholders by telephone or other electronic means to solicit stockholders on behalf of the Fund. Broadridge will receive no fee for its services. Other proxy solicitation costs will be borne by the Portfolios.


16

Part V--Other Information

                             OFFICERS OF THE FUND

Certain information concerning the Fund's officers is set forth below. Each of the Fund's officers is elected by the Board and serve for a term of one year and until his or her successor is duly elected and qualifies.


NAME, ADDRESS* AND   POSITION(S)                            PRINCIPAL OCCUPATION DURING THE
AGE                  (MONTH AND YEAR FIRST ELECTED)         PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
Robert M. Keith,     President and Chief Executive Officer  See biography above.
50                   (09/08)

Philip L. Kirstein,  Senior Vice President and Independent  Senior Vice President and Independent
65                   Compliance Officer (10/04)             Compliance Officer of the
                                                            AllianceBernstein Mutual Funds, with
                                                            which he has been associated since
                                                            October 2004. Prior thereto, he was Of
                                                            Counsel to Kirkpatrick & Lockhart, LLP
                                                            from October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior to
                                                            March 2003.

Joseph J. Mantineo,  Treasurer and Chief Financial Officer  Senior Vice President of AllianceBernstein
51                   (8/06)                                 Investor Services, Inc. ("ABIS"),** with
                                                            which he has been associated since prior
                                                            to 2005.

Phyllis J. Clarke,   Controller                             Vice President of ABIS,** with which she
49                   (5/09)                                 has been associated since prior to 2005.

Emilie D. Wrapp,     Secretary                              Senior Vice President, Assistant General
54                   (10/05)                                Counsel and Assistant Secretary of ABI,**
                                                            with which she has been associated since
                                                            prior to 2005.

--------
* The address for the Funds' officers is 1345 Avenue of the Americas, New York, New York 10105.

**An affiliate of the Fund.

INFORMATION AS TO THE FUND'S INVESTMENT ADVISER AND DISTRIBUTOR

The Fund's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The investment adviser also provides certain administrative services to the Fund. The Fund's distributor is AllianceBernstein Investments, Inc. ("ABI"), 1345 Avenue of the Americas, New York, New York 10105.

OTHER MATTERS

Management of the Fund does not know of any matters properly to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

                                                                          17

STOCK OWNERSHIP

Information regarding person(s) who owned of record or were known by a Portfolio to beneficially own 5% or more of a Portfolio's shares (or class of shares, if applicable) on August 1, 2010 is provided in Appendix C.

SUBMISSION OF PROPOSALS FOR NEXT MEETING OF STOCKHOLDERS


The Portfolios do not hold stockholder meetings annually. Any stockholder who wishes to submit a proposal to be included in a Portfolio's proxy statement and form of proxy card for a Portfolio's next meeting of stockholders should send the proposal to the Portfolio so as to be received within a reasonable time before a Portfolio begins to print and mail its proxy materials relating to such meeting.


A stockholder who wishes (a) to submit a proposal at a stockholders meeting but does not want the proposal to appear in the Portfolio's proxy statement or proxy card, or (b) to submit a nomination for director at an annual meeting of stockholders, should consult the Fund's Bylaws for timing and informational requirements. The Bylaws of the Fund currently provide that, in any year in which an annual meeting of stockholders is to be held, to be timely, a stockholder's notice of a nomination or proposal shall set forth all information required under the Bylaws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund not earlier than the 150th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the anniversary of the date of mailing of the notice for the preceding annual meeting. In the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

REPORTS TO STOCKHOLDERS

THE FUND WILL FURNISH EACH PERSON TO WHOM THIS PROXY STATEMENT IS DELIVERED WITH A COPY OF ITS LATEST ANNUAL REPORT TO STOCKHOLDERS AND ITS SUBSEQUENT SEMI-ANNUAL REPORT TO STOCKHOLDERS, IF ANY, UPON REQUEST AND WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CALL ALLIANCEBERNSTEIN INVESTMENTS, INC. AT
(800) 227-4618 OR WRITE TO KRISTINE ANTOJA AT ALLIANCEBERNSTEIN L.P., 1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10105.


                              By Order of the Board of Directors,

                              Emilie D. Wrapp

                              Secretary

September 15, 2010
New York, New York

18

                                  APPENDIX A
                           OUTSTANDING VOTING SHARES

   A list of the outstanding voting shares for each of the Portfolios as of the close of business on the Record Date is presented below. Each share is entitled to cast one vote at the meeting.


PORTFOLIO NAME                                            NUMBER OF OUTSTANDING SHARES
----------------------------------------------------------------------------------------
                                                           CLASS A         CLASS B
----------------------------------------------------------------------------------------


AllianceBernstein VPS Balanced Wealth Strategy Portfolio   6,261,416      44,919,231

AllianceBernstein VPS Global Thematic Growth Portfolio     3,460,625       7,674,480

AllianceBernstein VPS Growth Portfolio                     1,947,641       3,291,190

AllianceBernstein VPS Growth and Income Portfolio         12,257,589      49,808,391

AllianceBernstein VPS Intermediate Bond Portfolio         10,231,314       3,431,187

AllianceBernstein VPS International Growth Portfolio       6,953,499       4,210,582

AllianceBernstein VPS International Value Portfolio        8,496,404      93,524,164

AllianceBernstein VPS Large Cap Growth Portfolio           7,575,384       8,620,530

AllianceBernstein VPS Money Market Portfolio              21,269,456      31,544,534

AllianceBernstein VPS Real Estate Investment Portfolio     5,082,409       1,237,576

AllianceBernstein VPS Small Cap Growth Portfolio           1,773,130       1,208,092

AllianceBernstein VPS Small/Mid Cap Value Portfolio       10,289,388      22,372,875

AllianceBernstein VPS Value Portfolio                        177,944      22,695,664


                                                                          A-1

                                  APPENDIX B
                  ADDITIONAL INFORMATION REGARDING DIRECTORS

Ownership in the Fund


   It is the policy of the Board of Directors of the Fund that each Independent Director will invest a minimum of $250,000 in shares of investment companies in the AllianceBernstein Fund Complex within 12 months of becoming an Independent Director. The Directors do not own any shares of the Portfolios of the Fund, however, as individuals are not allowed to purchase such shares.

   The aggregate dollar range of securities owned by each Director and Nominee in the AllianceBernstein Fund Complex is set forth below.





                                    Aggregate Dollar Range of Equity
                                     Securities in the Funds in the
                                     AllianceBernstein Fund Complex
           Director                          as of 9/2/2010
           John H. Dobkin                    Over $100,000
           Michael J. Downey                 Over $100,000
           William H. Foulk, Jr.             Over $100,000
           D. James Guzy                     Over $100,000
           Nancy P. Jacklin                  Over $100,000
           Robert M. Keith                   Over $100,000
           Garry L. Moody                    Over $100,000
           Marshall C. Turner, Jr.           Over $100,000
           Earl D. Weiner                    Over $100,000


Compensation from the Fund


   The aggregate compensation paid by the Fund to the Directors during the fiscal year ended in 2009, the aggregate compensation paid to the Directors during calendar year 2009 by all of the investment companies in the AllianceBernstein Fund Complex, and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number of investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its Directors or pay compensation to officers of the Fund.


B-1

                                                                                      NUMBER OF
                                                                  NUMBER OF          INVESTMENT
                                                                 INVESTMENT       PORTFOLIOS WITHIN
                                                              COMPANIES IN THE           THE
                                             COMPENSATION     ALLIANCEBERNSTEIN   ALLIANCEBERNSTEIN
                                               FROM THE         FUND COMPLEX,       FUND COMPLEX,
                         COMPENSATION FROM ALLIANCEBERNSTEIN    INCLUDING THE       INCLUDING THE
                          THE FUND DURING    FUND COMPLEX,    FUND, AS TO WHICH   FUND, AS TO WHICH
                          ITS FISCAL YEAR    INCLUDING THE    THE DIRECTOR IS A   THE DIRECTOR IS A
NAME OF DIRECTOR           ENDED IN 2009   FUND, DURING 2009 DIRECTOR OR TRUSTEE DIRECTOR OR TRUSTEE
------------------------ ----------------- ----------------- ------------------- -------------------

John H. Dobkin                $ 5,587          $242,200              32                  93
Michael J. Downey             $ 5,587          $241,000              32                  93
William H. Foulk, Jr.         $10,510          $484,400              34                  95
D. James Guzy                 $ 5,587          $241,000              32                  93
Nancy P. Jacklin              $ 5,587          $242,200              32                  93
Garry L. Moody                $ 6,410          $270,200              31                  91
Marshall C. Turner, Jr.       $ 5,587          $242,260              32                  93
Earl D. Weiner                $ 6,003          $260,200              32                  93


                                                                          B-2

                                  APPENDIX C
                                STOCK OWNERSHIP


   The following person(s) owned of record or were known by the Fund to beneficially own 5% or more of a Portfolio's shares (or class of shares, if applicable) as of August 1, 2010.


                                                            % OF
              NAME AND ADDRESS OF                AMOUNT OF  CLASS
              BENEFICIAL OWNER                   OWNERSHIP  SHARES
              ----------------------------------------------------
              ALLIANCEBERNSTEIN VPS BALANCED WEALTH
              STRATEGY PORTFOLIO

              Class A Shares
              American General Life Insurance
              Company of Delaware
              Attn: Ed Bacon
              2727A Allen Pkwy # 4D1
              Houston, TX 77019-2107              5,720,422 90.34%

              American International Life
              Insurance Company of NY
              Attn: Ed Bacon
              2727A Allen Pkwy
              Mail Stop 4D-1
              Houston, TX 77019-2116                362,890  5.73%

              Class B Shares
              SunAmerica Annuity and Life
              Assurance Company
              Attn: Variable Annuity
              Accounting
              21650 Oxnard St MSC 6-7
              Woodland Hills, CA 91367-4901       4,996,698 11.09%

              GE Life and Annuity Assurance
              Company
              6610 W Broad St
              Bldg 3, 5th Floor
              Attn: Variable Accounting
              Richmond, VA 23230-1702             2,509,754  5.57%

              Hartford Life and Annuity
              Separate Account
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999            11,850,940 26.31%

              Hartford Life Separate Account 1A
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999             4,452,623  9.89%

              Separate Account A of Pacific
              Life Insurance Company
              700 Newport Center Drive
              Newport Beach, CA 92660-6307       11,209,451 24.89%


                                                          % OF
               NAME AND ADDRESS OF              AMOUNT OF CLASS
               BENEFICIAL OWNER                 OWNERSHIP SHARES
               -------------------------------------------------
               Sunlife Assurance Company of
               Canada (US)
               One Sunlife Executive Park
               Wellesley Hills, MA 02481        4,701,408 10.44%

               ALLIANCEBERNSTEIN VPS GLOBAL THEMATIC GROWTH
               PORTFOLIO

               Class A Shares
               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107           1,209,870 34.52%

               American International Life
               Insurance Company of NY
               Attn: Ed Bacon
               2727A Allen Pkwy Mail Stop 4D-1
               Houston, TX 77019-2116             241,433  6.89%

               Lincoln Life Variable Annuity
               1300 S Clinton St
               Fort Wayne, IN 46802-3506        1,334,315 38.07%

               Merrill Lynch Life Insurance
               Company ML-Retirement Plus A
               4333 Edgewood Rd NE
               Cedar Rapids, IA 52499-0001        403,249 11.51%

               Class B Shares
               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107             552,258  7.02%

               IDS Life Insurance Co
               222 AXP Financial Ctr
               Minneapolis, MN 55474-0014         988,195 12.56%

               Lincoln Life Variable Annuity
               1300 S Clinton St
               Fort Wayne, IN 46802-3506        3,474,362 44.16%


C-1

                                                          % OF
               NAME AND ADDRESS OF              AMOUNT OF CLASS
               BENEFICIAL OWNER                 OWNERSHIP SHARES
               -------------------------------------------------
               ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO

               Class A Shares
               AIG Life Insurance Company
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107           1,264,797 63.84%

               American International Life
               Insurance Company of NY
               Attn: Ed Bacon
               2727A Allen Pkwy Mail Stop 4D-1
               Houston, TX 77019-2116             249,311 12.58%

               Class B Shares
               Allstate Life Insurance Company
               N. Plaza 2775 Sanders Rd.
               Northbrook, IL 60062             1,493,744 44.55%

               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107             911,366 27.18%

               SunAmerica Annuity and Life
               Assurance Company
               Attn: Variable Annuity
               Accounting
               21650 Oxnard St MSC 6-7
               Woodland Hills, CA 91367-4901      533,122 15.90%

               ALLIANCEBERNSTEIN VPS GROWTH AND INCOME
               PORTFOLIO

               Class A Shares
               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107           3,513,371 27.83%

               ING Life Insurance and Annuity
               Company
               Attn: ING Fund Operations
               1 Orange Way #B3N
               Windsor, CT 06095-4773           1,246,946  9.88%

               Lincoln Life Variable Annuity
               1300 S Clinton St
               Fort Wayne, IN 46802-3506        4,008,230 31.75%


                                                           % OF
               NAME AND ADDRESS OF              AMOUNT OF  CLASS
               BENEFICIAL OWNER                 OWNERSHIP  SHARES
               --------------------------------------------------
               Nationwide Life Insurance
               Company
               C/O IPO Portfolio Accounting
               P.O. Box 182029
               Columbus, OH 43218-2029             688,071  5.45%

               Class B Shares
               Allmerica Financial Life
               Insurance & Annuity Company
               One Security Benefit Place
               Topeka, KS 66636-1000             3,430,418  6.79%

               Allstate Life Insurance Company
               544 Lakeview Pkwy Suite L3G
               Vernon Hills, IL 60061-1826       4,642,646  9.18%

               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107            3,670,090  7.26%

               GE Life and Annuity Assurance
               Company
               6610 W Broad St
               Bldg 3, 5th Floor
               Attn: Variable Accounting
               Richmond, VA 23230-1702           4,274,364  8.46%

               IDS Life Insurance Corp
               1438 AXP Financial Ctr
               Minneapolis, MN 55474-0014       10,885,887 21.54%

               Lincoln Life Variable Annuity
               1300 S Clinton St
               Fort Wayne, IN 46802-3506        11,212,037 22.18%

               ALLIANCEBERNSTEIN VPS INTERMEDIATE BOND
               PORTFOLIO

               Class A Shares
               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107            8,590,756 82.02%

               American International Life
               Insurance Company of NY
               Attn: Ed Bacon
               2727A Allen Pkwy Mail Stop 4D-1
               Houston, TX 77019-2116              927,130  8.85%


                                                                          C-2

                                                           % OF
              NAME AND ADDRESS OF                AMOUNT OF CLASS
              BENEFICIAL OWNER                   OWNERSHIP SHARES
              ---------------------------------------------------
              Class B Shares
              American Enterprise Life
              Insurance Company 1438-AXP
              Minneapolis, MN 55474-0001           190,652  5.59%

              SunAmerica Annuity and Life
              Assurance Company
              Attn: Variable Annuity
              Accounting
              21650 Oxnard St MSC 6-7
              Woodland Hills, CA 91367-4901      2,619,093 76.77%

              Hartford Life Separate Account 1A
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999              274,917  8.06%

              Sun Life Assurance Company of
              Canada (US)
              Attn: James Joseph
              P.O. Box 9133
              Wellesley Hills, MA 02481-4901       178,954  5.25%

              ALLIANCEBERNSTEIN VPS INTERNATIONAL GROWTH
              PORTFOLIO

              Class A Shares
              American General Life Insurance
              Company of Delaware
              Attn: Ed Bacon
              2727A Allen Pkwy # 4D1
              Houston, TX 77019-2107             2,526,652 35.82%

              Great West Life & Annuity
              Insurance Company
              FBO Schwab Annuities
              Attn: Investment Div 2T2
              8515 E. Orchard Rd
              Englewood, CO 80111-5002             990,572 14.04%

              The Prudential Insurance
              Company of America
              C/O Prubenefit Laureate
              80 Livingston Ave Bldg ROS3
              Roseland, NJ 07068-1733            2,571,201 36.45%

              Class B Shares
              SunAmerica Annuity and Life
              Assurance Company
              Attn: Variable Annuity
              Accounting
              21650 Oxnard St MSC 6-7
              Woodland Hills, CA 91367-4901        594,475 13.95%


                                                           % OF
              NAME AND ADDRESS OF                AMOUNT OF CLASS
              BENEFICIAL OWNER                   OWNERSHIP SHARES
              ---------------------------------------------------
              Hartford Life and Annuity
              Separate Account
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999            1,938,393 45.48%

              Hartford Life Separate Account 1A
              Attn: UIT Operations
              P.O. Box 2999
              Hartford CT, 06104-2999              459,574 10.78%

              Sun Life Assurance Company of
              Canada (US)
              One Sunlife Executive Park
              Wellesley Hills, MA 02481            869,912 20.41%

              ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE
              PORTFOLIO

              Class A Shares
              American General Life Insurance
              Company of Delaware
              Attn: Ed Bacon
              2727A Allen Pkwy # 4D1
              Houston, TX 77019-2107             1,175,364 12.45%

              AUL American Individual
              Variable
              Annuity Unit Trust 1
              One American SQ
              P.O. Box 368
              Indianapolis, IN 46206-0368          676,985  7.17%

              Great West Life & Annuity
              Insurance Company
              FBO Schwab Annuities
              8515 E. Orchard Rd
              Attn: Investment Div 2T2
              Englewood, CO 80111-5002             545,877  5.78%

              Lincoln Life Variable Annuity
              1300 S Clinton St
              Fort Wayne, IN 46802-3506          1,409,040 14.92%

              Nationwide Life Insurance Co.
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029              755,363  8.00%

              Nationwide Life Insurance Co.
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029              526,448  5.58%


C-3

                                                            % OF
              NAME AND ADDRESS OF                AMOUNT OF  CLASS
              BENEFICIAL OWNER                   OWNERSHIP  SHARES
              ----------------------------------------------------
              Nationwide Life Insurance Co.
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus, OH 43218-2029             1,176,681 12.46%

              Sun Life Assurance Company of
              Canada (US)
              Large Case Vul Separate Acct G
              Attn: Howard Harding
              One Sun Life Executive Park
              Wellesley Hills, MA 02481             878,726  9.31%

              Class B Shares
              GE Life and Annuity Assurance
              Company
              6610 W Broad St
              Bldg 3, 5th Floor
              Attn: Variable Accounting
              Richmond, VA 23230-1702             6,270,589  6.60%

              Hartford Life and Annuity
              Separate Account
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999            20,058,491 21.12%

              Hartford Life Separate Account 1A
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999             7,972,918  8.39%

              IDS Life Insurance Corp
              1438 AXP Financial Ctr
              Minneapolis, MN 55474-0014         32,280,889 33.99%

              Lincoln Life Variable Annuity
              1300 S Clinton St
              Fort Wayne, IN 46802-3506          10,776,686 11.35%

              Sun Life Assurance Company of
              Canada (US)
              One Sunlife Executive Park
              Wellesley Hills, MA 02481           6,088,823  6.41%

              ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH
              PORTFOLIO

              Class A Shares
              Allmerica Financial Life
              Insurance & Annuity Company
              One Security Benefit Place
              Topeka, KS 66636-1000                 457,814  5.95%


                                                          % OF
               NAME AND ADDRESS OF              AMOUNT OF CLASS
               BENEFICIAL OWNER                 OWNERSHIP SHARES
               -------------------------------------------------
               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107           1,733,030 22.53%

               Merrill Lynch Life Insurance
               Company ML-Retirement Plus A
               4333 Edgewood Rd NE
               Cedar Rapids, IA 52499-0001      3,074,008 39.97%

               Merrill Lynch Life Insurance
               Company ML-Life V
               4333 Edgewood Rd NE
               Cedar Rapids, IA 52499-0001        527,765  6.86%

               Class B Shares
               Allmerica Financial Life
               Insurance & Annuity Company
               One Security Benefit Place
               Topeka, KS 66636-1000            1,382,854 15.78%

               Allstate Life Insurance Company
               N. Plaza 2775 Sanders Rd.
               Northbrook, IL 60062               848,873  9.68%

               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107           1,084,495 12.37%

               GE Life and Annuity Assurance
               Company
               6610 W. Broad St
               Bldg 3, 5th Floor
               Attn: Variable Accounting
               Richmond, VA 23230-1702            628,621  7.17%

               Horace Mann Life Insurance Co.
               Separate Account
               Horace Mann
               Springfield, IL 62715-0001       1,207,167 13.77%

               Lincoln Life Variable Annuity
               1300 S Clinton St
               Fort Wayne, IN 46802-3506          531,836  6.07%

               Transamerica Life Ins Co.
               FMD Operational Accounting
               4333 Edgewood Road NE
               Cedar Rapids, IA 52499-0001        582,601  6.65%


                                                                          C-4

                                                           % OF
               NAME AND ADDRESS OF              AMOUNT OF  CLASS
               BENEFICIAL OWNER                 OWNERSHIP  SHARES
               --------------------------------------------------
               ALLIANCEBERNSTEIN VPS MONEY MARKET PORTFOLIO

               Class A Shares
               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107           14,525,298 67.90%

               American International Life
               Insurance Company of NY
               Attn: Ed Bacon
               2727A Allen Pkwy Mail Stop 4D-1
               Houston, TX 77019-2115            1,718,026  8.03%

               Union Security Insurance
               Company
               Separate Account
               Attn: Bruce Fiedler
               P.O. Box 64284
               St. Paul, MN 55164-0284           4,050,255 18.93%

               Class B Shares
               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107           16,667,402 52.23%

               SunAmerica Annuity and Life
               Assurance Company
               Attn: Variable Annuity
               Accounting
               21650 Oxnard St MSC 6-7
               Woodland Hills, CA 91367-4901    13,771,724 43.15%

               ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT
               PORTFOLIO

               Class A Shares
               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107            1,285,806 25.23%

               Great West Life & Annuity
               Insurance Company
               FBO Schwab Annuities
               Attn: Investment Div 2T2
               8515 E. Orchard Rd
               Englewood, CO 80111-5002          1,072,288 21.04%


                                                          % OF
               NAME AND ADDRESS OF              AMOUNT OF CLASS
               BENEFICIAL OWNER                 OWNERSHIP SHARES
               -------------------------------------------------
               The Prudential Insurance
               Company of America
               C/O Prubenefit Laureate
               80 Livingston Ave Bldg ROS3
               Roseland, NJ 07068-1753          2,421,951 47.53%

               Class B Shares
               SunAmerica Annuity and Life
               Assurance Company
               Attn: Variable Annuity
               Accounting
               21650 Oxnard St MSC 6-7
               Woodland Hills, CA 91367-4901      513,179 40.24%

               Guardian Ins & Annuity Co Inc
               3900 Burgess Pl
               Bethlehem, PA 18017-9097           213,958 16.78%

               Guardian Ins & Annuity Co Inc
               3900 Burgess Pl
               Bethlehem, PA 18017-9097           468,814 36.76%

               ALLIANCEBERNSTEIN VPS SMALL CAP GROWTH
               PORTFOLIO

               Class A Shares
               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107           1,360,670 75.93%

               American International Life
               Insurance Company of NY
               Attn: Ed Bacon
               2727A Allen Pkwy Mail Stop 4D-1
               Houston, TX 77019-2116             109,774  6.13%

               Principal Life Insurance Co.
               Attn: Individual Accounting
               711 High Street
               Des Moines, IA 50392-0001          170,852  9.53%

               Class B Shares
               SunAmerica Annuity and Life
               Assurance Company
               Attn: Variable Annuity
               Accounting
               21650 Oxnard St MSC 6-7
               Woodland Hills, CA 91367-4901      444,334 37.14%


C-5

                                                          % OF
               NAME AND ADDRESS OF              AMOUNT OF CLASS
               BENEFICIAL OWNER                 OWNERSHIP SHARES
               -------------------------------------------------
               GE Life and Annuity Assurance
               Company
               6610 W Broad St
               Bldg 3, 5th Floor
               Attn: Variable Accounting
               Richmond, VA 23230-1702            509,556 45.59%

               Horace Mann Life Insurance
               Company
               Separate Account
               Horace Mann
               Springfield, IL 62715-0001          97,805  8.18%

               Sun Life Assurance Company of
               Canada (US)
               One Sunlife Executive Park
               Wellesley Hills, MA 02481           90,936  7.60%

               ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE
               PORTFOLIO

               Class A Shares
               American General Life Insurance
               Company of Delaware
               Attn: Ed Bacon
               2727A Allen Pkwy # 4D1
               Houston, TX 77019-2107           1,634,986 15.54%

               AUL American Individual
               Variable Annuity Unit Trust 1
               One American SQ
               P.O. Box 368
               Indianapolis, IN 46206-0368        894,229  8.50%

               Lincoln Life Variable Annuity
               1300 S Clinton St
               Fort Wayne, IN 46802-3506        4,889,984 46.49%

               Nationwide Life Insurance
               Company
               C/O IPO Portfolio Accounting
               P.O. Box 182029
               Columbus, OH 43218-2029            622,697  5.92%

               Class B Shares
               Allstate Life Insurance Company
               N. Plaza 2775 Sanders Rd.
               Northbrook, IL 60062             1,691,258  7.48%


                                                           % OF
              NAME AND ADDRESS OF                AMOUNT OF CLASS
              BENEFICIAL OWNER                   OWNERSHIP SHARES
              ---------------------------------------------------
              Hartford Life and Annuity
              Separate Account
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999            4,675,132 20.67%

              Hartford Life Separate Account 1A
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999            1,304,664  5.77%

              Lincoln Life Variable Annuity
              1300 S Clinton St
              Fort Wayne, IN 46802-3506          8,888,376 39.30%

              Nationwide Insurance Company
              C/O IPO Portfolio Accounting
              P.O. Box 182029
              Columbus OH, 43218-2029            2,412,898 10.67%

              ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO

              Class A Shares
              Merrill Lynch Life Insurance
              Company of New York
              MLNY - IVC Investors Series
              4333 Edgewood Rd NE
              Cedar Rapids, IA 52499-0001           24,720 13.99%

              Merrill Lynch Life Insurance
              Company
              ML - IVC Investors Series
              4333 Edgewood Rd NE
              Cedar Rapids, IA 52499-0001          148,022 83.79%

              Class B Shares
              American General Life Insurance
              Company of Delaware
              Attn: Ed Bacon
              2727A Allen Pkwy # 4D1
              Houston, TX 77019-2107             2,397,809 10.43%

              SunAmerica Annuity and Life
              Assurance Company
              Attn: Variable Annuity
              Accounting
              21650 Oxnard St MSC 6-7
              Woodland Hills, CA 91367-4901      1,154,294  5.02%


                                                                          C-6

                                                            % OF
              NAME AND ADDRESS OF                AMOUNT OF  CLASS
              BENEFICIAL OWNER                   OWNERSHIP  SHARES
              ----------------------------------------------------
              Hartford Life and Annuity
              Separate Account
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999            12,133,467 52.77%

              Hartford Life Separate Account 1A
              Attn: UIT Operations
              P.O. Box 2999
              Hartford, CT 06104-2999             5,516,039 23.99%


C-7

                                                              AB-VAR-39654-0910


                                    [GRAPHIC]

FORM OF PROXY                                                      FORM OF PROXY

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

          PROXY IN CONNECTION WITH THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 5, 2010

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

             The undersigned hereby appoints [___________] and [____________], or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Meeting") of AllianceBernstein Variable Products Series Fund, Inc.
(the "Fund") with respect to the portfolios that are each a series of the Fund (each, a "Portfolio", and, collectively, the "Portfolios") to be held at 3:00 p.m., Eastern Time, on November 5, 2010 at the office of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

             IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF.
IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" EACH OF THE
NOMINEES FOR DIRECTOR AND "FOR" THE OTHER PROPOSAL AS DESCRIBED IN THE
PROXY STATEMENT. ADDITIONALLY, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY
OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
OR POSTPONEMENT THEREOF.

VOTE VIA THE INTERNET: www.proxyweb.com
VOTE BY TELEPHONE: 1-888-221-0697

                    Please refer to the Proxy Statement for
                         a discussion of each Proposal.

                         PLEASE VOTE, DATE AND SIGN AND
      RETURN THIS PROXY CARD PROMPTLY. YOU MAY USE THE ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the records of a Fund. Joint owners should each sign personally. Trustees and other representative should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

             ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

              AllianceBernstein Balanced Wealth Strategy Portfolio
               AllianceBernstein Global Thematic Growth Portfolio
                       AllianceBernstein Growth Portfolio
                 AllianceBernstein Growth and Income Portfolio
                 AllianceBernstein Intermediate Bond Portfolio
                AllianceBernstein International Growth Portfolio
                AllianceBernstein International Value Portfolio
                  AllianceBernstein Large Cap Growth Portfolio
                    AllianceBernstein Money Market Portfolio
               AllianceBernstein Real Estate Investment Portfolio
                  AllianceBernstein Small Cap Growth Portfolio
                AllianceBernstein Small/Mid Cap Value Portfolio
                       AllianceBernstein Value Portfolio



Please fill in boxes as shown using black or blue ink or number 2 pencil. Please mark votes as in this example: /X/

                                                                   For All
                                          For All   Withhold From  Except As
                                          Nominees  All Nominees   Noted Below

1.    To elect Directors for the Fund:   /_/       /_/            /_/

      01. John H. Dobkin                  06. Robert M. Keith
      02. Michael J. Downey               07. Garry L. Moody
      03. William H Foulk, Jr.            08. Marshall C. Turner, Jr.
      04. D. James Guzy                   09. Earl D. Weiner
      05. Nancy P. Jacklin

      To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.

      __________________________

2.    To Amend the Portfolios'            /_/       /_/            /_/
      Fundamental Investment
      Policies regarding
      commodities.

                                          For       Against        Abstain

3.    To transact such other business as
      may properly come before the
      Meeting and any adjournments or
      postponements thereof.


                                          Mark here for address change and note
                                          at left.                           /_/

                                          Please be sure to sign, date and
                                          return this Proxy promptly. You may
                                          use the enclosed envelope.


                                          --------------------------------------
                                          (Signature of Stockholder)


                                          --------------------------------------
                                          (Signature of joint owner, if any)

                                          Date __________, 2010





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